                                                        Item 24.b. Exhibit (16)

                              SECURITY INCOME FUND
                                    (CLASS A)


CORPORATE BOND SERIES Yield Calculation As Of December 31, 1996 = 6.30%


  [[        (461,121.00 - 61,286.75)              ]6 ]
2 [[----------------------------------------- + 1 ]  ] - 1
  [[        (10,694,969.715)(7.21)                ]  ]


  [((          399,834.25         )     )6 ]
2 [((-----------------------------) + 1 )  ] - 1
  [((     77,110,731.645          )     )  ]


2[((1.005185196 + 1)6 ) - 1]


2[(1.031517268) - 1]


2(.031517268)

          = .063034536 December 31, 1996, Corp. A


U.S. GOVERNMENT SERIES Yield Calculation As Of December 31, 1996 = 6.05%


    [[   (52,929.61 + 90.19 - 4,377.87)             ]6 ]
2   [[----------------------------------------- + 1 ]  ] - 1
    [[           (1,938,691.57)(5.04)               ]  ]


  [((          48,641.93          )     )6 ]
2 [((-----------------------------) + 1 )  ] - 1
  [((     9,771,005.513           )     )  ]


2[((.004978191 + 1)6 ) - 1]


2[(1.030243359) - 1]


2(.030243359)

          = .060486719 December 31, 1996, Govt. A

                                                        Item 24.b. Exhibit (16)

                              SECURITY INCOME FUND
                                    (CLASS A)


LIMITED MATURITY BOND SERIES Yield Calculation As Of December 31, 1996 = 5.56%


  [[          (28,825.66 - 6,625.59)              ]6 ]
2 [[----------------------------------------- + 1 ]  ] - 1
  [[          (454,949.150)(10.65)                ]  ]


  [((          22,200.07          )     )6 ]
2 [((-----------------------------) + 1 )  ] - 1
  [((      4,845,208.448          )     )  ]


2[((.00458186 + 1)6 ) - 1]


2[(1.02780799) - 1]


2(.02780799)


          = .05561598 December 31, 1996, Limited Maturity Bond Series A


GLOBAL HIGH YIELD SERIES (FORMERLY GLOBAL AGGRESSIVE BOND SERIES)
Yield Calculation As Of December 31, 1996 = 8.21%


  [[          (30,547.88 - 6,599.46)              ]6 ]
2 [[----------------------------------------- + 1 ]  ] - 1
  [[          (327,085.385)(10.88)                ]  ]


  [((          23,948.42          )     )6 ]
2 [((-----------------------------) + 1 )  ] - 1
  [((          3,558,688.9888     )     )  ]


2[((.006729563 + 1) 6 ) - 1]


2[(1.041063) - 1]


2(.041062806)


          = .082125613 December 31, 1996, Global High Yield A

                                                        Item 24.b. Exhibit (16)

                              SECURITY INCOME FUND
                                    (CLASS A)


HIGH YIELD SERIES Yield Calculation As Of December 31, 1996 = 7.10%


  [[          (20,576.57 - 3,793.26)              ]6 ]
2 [[----------------------------------------- + 1 ]  ] - 1
  [[          (179,028.278)(16.08)                ]  ]


  [((          16,783.31          )     )6 ]
2 [((-----------------------------) + 1 )  ] - 1
  [((          2,878,775          )     )  ]


2[((.00583002 + 1)6 ) - 1]


2[(1.035494) - 1]


2(.035494)


          = .070988 December 31, 1996, High Yield A

                                                        Item 24.b. Exhibit (16)

                              SECURITY INCOME FUND
                                    (CLASS B)


CORPORATE BOND SERIES Yield Calculation As Of December 31, 1996 = 5.59%


  [[          (44,970.28 - 11,791.06)             ]6 ]
2 [[----------------------------------------- + 1 ]  ] - 1
  [[           (1,043,014.177)(6.91)              ]  ]


  [((          33,179.22          )     )6 ]
2 [((-----------------------------) + 1 )  ] - 1
  [((      7,207,227.963          )     )  ]


2[((.004603603 + 1)6 ) - 1]


2[(1.027941473) - 1]


2(.027941473)


          = .055882946 December 31, 1996, Corp. B


U.S. GOVERNMENT SERIES Yield Calculation As Of December 31, 1996 = 4.96%


  [[     (3,550.32 + 5.06 - 1,000.28)             ]6 ]
2 [[----------------------------------------- + 1 ]  ] - 1
  [[           (130,078.206)(4.80)                ]  ]


  [((          2,555.10           )     )6 ]
2 [((-----------------------------) + 1 )  ] - 1
  [((       624,375.39            )     )  ]


2[((.004092246 + 1) 6 ) - 1]


2[(1.024806047) - 1]


2(.024806047)


          = .049612093 December 31, 1996, Govt. B

                                                        Item 24.b. Exhibit (16)

                              SECURITY INCOME FUND
                                    (CLASS B)


LIMITED MATURITY BOND SERIES Yield Calculation As Of December 31, 1996 = 5.55%


  [[          (4,760.21 - 1,256.50)               ]6 ]
2 [[----------------------------------------- + 1 ]  ] - 1
  [[           (75,573.334)(10.14)                ]  ]


  [((            3,503.71         )     )6 ]
2 [((-----------------------------) + 1 )  ] - 1
  [((          766,313.61         )     )  ]


2[((.004572166 + 1)6 ) - 1]


2[(1.027748483) - 1]


2(.027748483)


          = .055496965 December 31, 1996, Limited Maturity B


GLOBAL HIGH YIELD SERIES (FORMERLY GLOBAL AGGRESSIVE BOND SERIES)
Yield Calculation As Of December 31, 1996 = 7.83%


  [[          (13,425.11 - 3,738.52)              ]6 ]
2 [[----------------------------------------- + 1 ]  ] - 1
  [[           (149,920.971)(10.41)               ]  ]


  [((           9,686.59          )     )6 ]
2 [((-----------------------------) + 1 )  ] - 1
  [((        1,508,627.308        )     )  ]


2[((.006420797 + 1)6 ) - 1]


2[(1.039148502) - 1]


2(.039148502)


          = .078297005 December 31, 1996, Global High Yield B

                                                        Item 24.b. Exhibit (16)

                              SECURITY INCOME FUND
                                    (CLASS B)


HIGH YIELD SERIES Yield Calculation As Of December 31, 1996 = 6.68%


  [[          (20,132.43 - 5,187.94)               ]6 ]
2 [[----------------------------------------- + 1  ]  ] - 1
  [[           (177,692.63)(15.32)                 ]  ]


  [((            14,944.49        )     )6 ]
2 [((-----------------------------) + 1 )  ] - 1
  [((            2,722,251        )     )  ]


2[((.00548975 + 1)6 ) - 1]


2[(1.033394) - 1]


2(.033394)

          = .066788 December 31, 1996, High Yield B

                                                        Item 24.b. Exhibit (16)

                              SECURITY INCOME FUND


As Of December 31, 1996

Average Annual Total Return Of CORPORATE BOND SERIES (CLASS A)

1.  Average Total Return For 1 Year = -5.69%

          1000       (1+T) 1                       =         943.10
                     (1+T) 1                       =         0.9431
                      1+T                          =         0.9431
                        T                          =         (.0569)
                                                             =======

2.  Average Total Return For 5 Years = +4.96%

          1000       (1+T) 5                       =         1,273.85
                     (1+T) 5                       =         1.273852
                    ((1+T) 5)1/5                   =        (1.273852)1/5
                      1+T                          =         1.0496
                        T                          =          .0496
                                                             =======

3.  Average Total Return For 10 Years = +6.74%

          1000       (1+T) 10                      =         1,919.72
                     (1+T) 10                      =         1,91972
                    ((1+T) 10)1/10                 =        (1.91972)1/10
                      1+T                          =         1.0674
                        T                          =          .0674
                                                             =======

                                                        Item 24.b. Exhibit (16)

                              SECURITY INCOME FUND


As Of December 31, 1996

Average Annual Total Return Of U.S. GOVERNMENT SERIES (CLASS A)

1.  Average Total Return For 1 Year = -3.59%

          1000       (1+T) 1                       =         964.13
                     (1+T) 1                       =         0.96413
                        T                          =        (0.0359)
                                                             =======

2.  Average Total Return For 5 Years = +5.19%

          1000       (1+T) 5                       =         1,288.15
                     (1+T) 5                       =         1.28815
                    ((1+T) 5)1/5                   =        (1.28815)1/5
                      1+T                          =         1.0519
                        T                          =          .0519
                                                             =======

3.  Average Total Return For 10 Years = +7.10%

          1000       (1+T) 10                      =         1,984.72
                     (1+T) 10                      =        (1.98472)
                    ((1+T) 10)1/10                 =        (1.98472)1/10
                      1+T                          =         1.0710
                        T                          =          .0710
                                                             =======

                                                        Item 24.b. Exhibit (16)

                              SECURITY INCOME FUND


As Of December 31, 1996

Average Annual Total Return Of LIMITED MATURITY BOND SERIES (CLASS A)

1.  Average Total Return For 1 Year = -2.74%

          1000       (1+T) 1                       =         972.55
                     (1+T) 1                       =         0.97255
                        T                          =         (.0274)
                                                             =======

2.  Average Total Return Since Inception (January 17, 1995) = +4.94%

          1000       (1+T) 1.953425                =         1,098.74
                     (1+T) 1.953425                =         1.09874
                    ((1+T) 1.953425)1/1.953425     =        (1.0494) 1/1.953425
                     (1+T)                         =         1.0494
                        T                          =          .0494
                                                             =======

                                                        Item 24.b. Exhibit (16)

                              SECURITY INCOME FUND


As Of December 31, 1996

Average Annual Total Return Of:

GLOBAL HIGH YIELD SERIES (FORMERLY GLOBAL AGGRESSIVE BOND SERIES) (CLASS A)

1.  Average Total Return For 1 Year = +6.24%

          1000       (1+T) 1                       =         1,062.38
                     (1+T) 1                       =         1.06238
                        T                          =         (.0624)
                                                             =======

2.  Average Total Return Since Inception (June 1, 1995) = +8.63%

          1000       (1+T) 1.5863                  =         1,140.35
                     (1+T) 1.5863                  =         1.14035
                    ((1+T) 1.5863)1/1.5863         =         1.0863
                     (1+T)                         =         1.0863
                        T                          =          .0863
                                                             =======

                                                        Item 24.b. Exhibit (16)

                              SECURITY INCOME FUND


As Of December 31, 1996

Average Annual Total Return Of HIGH YIELD SERIES (CLASS A)

1.  Average Annual Total Return Since Inception (August 5, 1996) = +.23%

          1000       (1+T) .408                    =         1,000.95
                     (1+T) .408                    =         1.00095
                    ((1+T) .408)1/.408             =        (1.00095)1/.408
                     (1+T)                         =         1.0023
                        T                          =          .0023
                                                             =======

                                                        Item 24.b. Exhibit (16)

                              SECURITY INCOME FUND


As Of September 30, 1997

Average Annual Total Return Of EMERGING MARKETS TOTAL RETURN SERIES (CLASS A)

1.  Average Annual Total Return Since Inception (May 19, 1997) = +1.03%

          1000       (1+T) .370                    =         1,003.81
                     (1+T) .370                    =         1.00381
                    ((1+T) .370)1/.370             =        (1.00381)1/.370
                     (1+T)                         =         1.0103
                        T                          =          .0103
                                                             =======

                                                        Item 24.b. Exhibit (16)

                              SECURITY INCOME FUND


As Of September 30, 1997

Average Annual Total Return Of GLOBAL ASSET ALLOCATION SERIES (CLASS A)

1.  Average Annual Total Return Since Inception (May 19, 1997) = +3.64%

          1000       (1+T) .370                    =         1,013.33
                     (1+T) .370                    =         1.01333
                    ((1+T) .370)1/.370             =        (1.01333)1/.370
                     (1+T)                         =         1.0364
                        T                          =          .0364
                                                             =======

                                                        Item 24.b. Exhibit (16)

                           AVERAGE ANNUAL TOTAL RETURN
                        INCOME FUND-CORPORATE BOND SERIES


B SHARES

Total Return from January 1, 1996, to December 31, 1996. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000 / 7.43 = 134.59 shares.

Ending value of initial investment at December 31, 1996, NAV price = 134.59 shares x 6.91 = $930.02.

Ending value of shares received from reinvestment of all dividends at NAV = 8.16 shares x 6.91 = $56.39.

Contingent deferred sales charge = 986.40 x .05 = $49.32.

Total ending redeemable value:           930.02
                                          56.39
                                       - (49.32)
                                         -------
                                         937.09

Total Return:       937.09 - 1,000 = (62.91)
                   (62.91) / 1,000 = -6.29%

                 -----------------------------------------------

Calendar 1996     % change
                  = value at end of year...............      937.09
                  less value at beginning..............    1,000.00
                                                           --------
                                                             (62.91)

Change                   (62.91)
                         -------     =   -6.29%
Beginning Value           1,000

                                                        Item 24.b. Exhibit (16)

                           AVERAGE ANNUAL TOTAL RETURN
                       INCOME FUND-U.S. GOVERNMENT SERIES


B SHARES

Total Return from January 1, 1996, to December 31, 1996. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000 / 4.97 = 201.207 shares.

Ending value of initial investment at December 31, 1996, NAV price = 201.207 shares x 4.71 = $947.68.

Ending value of shares  received  from  reinvestment  of all  dividends at NAV =
11.168 shares x 4.71 = $52.60.

Contingent deferred sales charge = 1,000 x .05 = $50.00.

Total ending redeemable value:        947.68
                                       52.60
                                    - (50.00)
                                      -------
                                      950.28

Total Return:       950.28 - 1,000 = (49.72)
                   (49.72) / 1,000 = -4.97%

                 -----------------------------------------------

Calendar 1996        % change
                     = value at end of year...............      950.28
                     less value at beginning..............    1,000.00
                                                              --------
                                                                (49.72)

Change                  (49.72)
                        -------     =   -4.97%
Beginning Value          1,000

                                                        Item 24.b. Exhibit (16)

                           AVERAGE ANNUAL TOTAL RETURN
                    INCOME FUND-LIMITED MATURITY BOND SERIES


B SHARES

Total Return from January 1, 1996, to December 31, 1996. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000 / 10.67 = 93.7207 shares.

Ending value of initial investment at December 31, 1996, NAV price = 93.7207 shares x 10.14 = $950.33.

Ending value of shares  received  from  reinvestment  of all  dividends at NAV =
5.9316 shares x 10.14 = $60.15.

Contingent deferred sales charge = 1,000 x .05 = $50.00.

Total ending redeemable value:         950.33
                                        60.15
                                     - (50.00)
                                       -------
                                       960.48

Total Return:        960.48 - 1,000 = (39.52)
                     (39.52) / 1,000 = -3.95%

                 -----------------------------------------------

Calendar 1996           % change
                        = value at end of year...............      960.48
                        less value at beginning..............    1,000.00
                                                                 --------
                                                                   (39.52)

Change                   (39.52)
                         -------     =   -3.95%
Beginning Value           1,000

                                                        Item 24.b. Exhibit (16)

                           AVERAGE ANNUAL TOTAL RETURN
                      INCOME FUND-GLOBAL HIGH YIELD SERIES
                    (FORMERLY GLOBAL AGGRESSIVE BOND SERIES)


B SHARES

Total Return from January 1, 1996, to December 31, 1996. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000 / 10.17 = 98.32842 shares.

Ending value of initial investment at December 31, 1996, NAV price = 98.32842 shares x 10.41 = $1,023.60.

Ending value of shares  received  from  reinvestment  of all  dividends at NAV =
7.98538 shares x 10.41 = $83.13.

Contingent deferred sales charge = 1,000 x .05 = $50.00.

Total ending redeemable value:       1,023.60
                                        83.13
                                     - (50.00)
                                     ---------
                                     1,056.73

Total Return:         1,056.73 - 1,000 = 56.73
                         56.73 / 1,000 = 5.67%

                 -----------------------------------------------

Calendar 1996        % change
                     = value at end of year...............    1,056.73
                     less value at beginning..............    1,000.00
                                                              --------
                                                                 56.73

Change                     56.73
                           -----      =   5.67%
Beginning Value            1,000

                                                        Item 24.b. Exhibit (16)

                           AVERAGE ANNUAL TOTAL RETURN
                          INCOME FUND-HIGH YIELD SERIES


B SHARES

1.  Average Annual Total Return Since Inception (August 5, 1996) = -.24%

          1000       (1+T) .408                    =          999.03
                     (1+T) .408                    =          .99903
                    ((1+T) .408)1/.408             =         (.99903)1/.408
                     (1+T)                         =          .9976
                        T                          =         -.0024
                                                              ======

                                                        Item 24.b. Exhibit (16)

                           AVERAGE ANNUAL TOTAL RETURN
               INCOME FUND - EMERGING MARKETS TOTAL RETURN SERIES
                            AS OF SEPTEMBER 30, 1997


B Shares

1.  Average Annual Total Return Since Inception (May 19, 1997) = +.27%

          1000       (1+T) .370                    =         1,001.00
                     (1+T) .370                    =         1.00100
                    ((1+T) .370)1/.370             =        (1.00100)1/.370
                     (1+T)                         =         1.0027
                        T                          =          .0027
                                                              ======

                                                        Item 24.b. Exhibit (16)

                           AVERAGE ANNUAL TOTAL RETURN
                  INCOME FUND - GLOBAL ASSET ALLOCATION SERIES
                            AS OF SEPTEMBER 30, 1997


B Shares

1.  Average Annual Total Return Since Inception (May 19, 1997) = +3.00%

          1000       (1+T) .370                    =         1,011.00
                     (1+T) .370                    =         1.01100
                    ((1+T) .370)1/.370             =        (1.01100)1/.370
                     (1+T)                         =         1.0300
                        T                          =          .0300
                                                              ======

                                                        Item 24.b. Exhibit (16)

                              SECURITY INCOME FUND
                       (WITHOUT DEDUCTION OF SALES CHARGE)


As Of December 31, 1996

Average Annual Total Return Of CORPORATE BOND SERIES (CLASS A)

1.  Average Total Return For 1 Year = -0.52%

          1000       (1+T) 1                       =         994.77
                     (1+T) 1                       =         0.99477
                      1+T                          =         0.99477
                        T                          =         (.0052)
                                                              ======

2.  Average Total Return For 5 Years = +5.98%

          1000       (1+T) 5                       =         1,337.04
                     (1+T) 5                       =         1.33704
                    ((1+T) 5)1/5                   =        (1.33704)1/5
                      1+T                          =         1.0598
                        T                          =          .0598
                                                              ======

3.  Average Total Return For 10 Years = +7.25%

          1000       (1+T) 10                      =         2,014.32
                     (1+T) 10                      =         2.01432
                    ((1+T) 10)1/10                 =        (2.01432)1/10
                      1+T                          =         1.0725
                        T                          =          .0725
                                                              ======

                                                        Item 24.b. Exhibit (16)

                              SECURITY INCOME FUND
                       (WITHOUT DEDUCTION OF SALES CHARGE)


As Of December 31, 1996

Average Annual Total Return Of U.S. GOVERNMENT SERIES (CLASS A)

1.  Average Total Return For 1 Year = +1.26%

          1000       (1+T) 1                       =         1,012.63
                     (1+T) 1                       =         1.01263
                        T                          =          .0126
                                                              ======

2.  Average Total Return For 5 Years = +6.23%

          1000       (1+T) 5                       =         1,352.94
                     (1+T) 5                       =         1.35294
                    ((1+T) 5)1/5                   =        (1.35294)1/5
                      1+T                          =         1.0623
                        T                          =          .0623
                                                              ======

3.  Average Total Return For 10 Years = +7.61%

          1000       (1+T) 10                      =         2,082.27
                     (1+T) 10                      =        (2.08227)
                    ((1+T) 10)1/10                 =        (2.08227)1/10
                      1+T                          =         1.0761
                        T                          =          .0761
                                                              ======

                                                        Item 24.b. Exhibit (16)

                              SECURITY INCOME FUND
                       (WITHOUT DEDUCTION OF SALES CHARGE)


As Of December 31, 1996

Average Annual Total Return Of LIMITED MATURITY BOND SERIES (CLASS A)

1.  Average Total Return For 1 Year = +2.09%

          1000       (1+T) 1                       =         1,020.91
                     (1+T) 1                       =         1.0209
                        T                          =          .0209
                                                              ======

2.  Average Total Return Since Inception (January 17, 1995) = +7.59%

          1000       (1+T) 1.953425                =         1,153.68
                     (1+T) 1.953425                =         1.15368
                    ((1+T)  1.953425)1/1.953425    =         1.0759
                     (1+T)                         =         1.0759
                        T                          =          .0759
                                                              ======

                                                        Item 24.b. Exhibit (16)

                              SECURITY INCOME FUND
                       (WITHOUT DEDUCTION OF SALES CHARGE)


As Of December 31, 1996

Average Annual Total Return Of:

GLOBAL HIGH YIELD SERIES (FORMERLY GLOBAL AGGRESSIVE BOND SERIES) (CLASS A)

1.  Average Total Return For 1 Year = +11.58%

          1000       (1+T) 1                       =         1,115.76
                     (1+T) 1                       =         1.11576
                        T                          =          .1158
                                                              ======

2.  Average Total Return Since Inception (June 1, 1995) = +12.02%

          1000       (1+T) 1.5863                  =         1,197.36
                     (1+T) 1.5863                  =         1.19736
                    ((1+T) 1.5863)1/1.5863         =         1.1202
                     (1+T)                         =         1.1202
                        T                          =          .1202
                                                              ======

                                                        Item 24.b. Exhibit (16)

                              SECURITY INCOME FUND
                       (WITHOUT DEDUCTION OF SALES CHARGE)


As Of December 31, 1996

Average Annual Total Return Of HIGH YIELD SERIES (CLASS A)

1.  Average Annual Total Return Since Inception (August 5, 1996) = +5.20%

          1000       (1+T) .408                    =         1,052.03
                     (1+T) .408                    =         1.05203
                    ((1+T) .408)1/.408             =        (1.05203)1/.408
                     (1+T)                         =         1.0520
                        T                          =          .0520
                                                              ======

                                                        Item 24.b. Exhibit (16)

                              SECURITY INCOME FUND
                       (WITHOUT DEDUCTION OF SALES CHARGE)


As Of September 30, 1997

Average Annual Total Return Of EMERGING MARKETS TOTAL RETURN SERIES (CLASS A)

1.  Average Annual Total Return Since Inception (May 19, 1997) = +15.27%

          1000       (1+T) .370                    =         1,054.00
                     (1+T) .370                    =         1.05400
                    ((1+T) .370)1/.370             =        (1.05400)1/.370
                     (1+T)                         =         1.1527
                        T                          =          .1527
                                                              ======

                                                        Item 24.b. Exhibit (16)

                              SECURITY INCOME FUND
                       (WITHOUT DEDUCTION OF SALES CHARGE)


As Of September 30, 1997

Average Annual Total Return Of GLOBAL ASSET ALLOCATION SERIES (CLASS A)

1.  Average Annual Total Return Since Inception (May 19, 1997) = +18.25%

          1000       (1+T) .370                    =         1,064.00
                     (1+T) .370                    =         1.06400
                    ((1+T) .370)1/.370             =        (1.0640)1/.370
                     (1+T)                         =         1.1825
                        T                          =          .1825
                                                              ======

                                                        Item 24.b. Exhibit (16)

                           AVERAGE ANNUAL TOTAL RETURN
                        INCOME FUND-CORPORATE BOND SERIES
                                 (WITHOUT CDSC)


B SHARES

Total Return from January 1, 1996, to December 31, 1996. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000 / 7.43 = 134.59 shares.

Ending value of initial investment at December 31, 1996, NAV price = 134.59 shares x 6.91 = $930.02.

Ending value of shares received from reinvestment of all dividends at NAV = 8.16 shares x 6.91 = $56.39.

Total ending redeemable value:       930.02
                                      56.39
                                     ------
                                     986.41

Total Return:       986.41 - 1,000 = (13.59)
                   (13.59) / 1,000 = -1.36%

                 -----------------------------------------------

Calendar 1996     % change
                  = value at end of year...............      986.41
                  less value at beginning..............    1,000.00
                                                           --------
                                                             (13.59)

Change                 (13.59)
                       -------     =   -1.36%
Beginning Value         1,000

                                                        Item 24.b. Exhibit (16)

                           AVERAGE ANNUAL TOTAL RETURN
                       INCOME FUND-U.S. GOVERNMENT SERIES
                                 (WITHOUT CDSC)


B SHARES

Total Return from January 1, 1996, to December 31, 1996. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000 / 4.97 = 201.207 shares.

Ending value of initial investment at December 31, 1996, NAV price = 201.207 shares x 4.71 = $947.68.

Ending value of shares  received  from  reinvestment  of all  dividends at NAV =
11.168 shares x 4.71 = $52.60.

Total ending redeemable value:                      947.68
                                                     52.60
                                                  --------
                                                  1,000.28

Total Return:         1,000.28 - 1,000 = (0.28)
                           .28 / 1,000 = .01%

                 -----------------------------------------------

Calendar 1996      % change
                   = value at end of year...............    1,000.28
                   less value at beginning..............    1,000.00
                                                            --------
                                                                0.28

Change                    .28
                        -----      =   .01%
Beginning Value         1,000

                                                        Item 24.b. Exhibit (16)

                           AVERAGE ANNUAL TOTAL RETURN
                    INCOME FUND-LIMITED MATURITY BOND SERIES
                                 (WITHOUT CDSC)


B SHARES

Total Return from January 1, 1996, to December 31, 1996. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000 / 10.67 = 93.7207 shares.

Ending value of initial investment at December 31, 1996, NAV price = 93.7207 shares x 10.14 = $950.33.

Ending value of shares  received  from  reinvestment  of all  dividends at NAV =
5.9316 shares x 10.14 = $60.15.

Total ending redeemable value:                      950.33
                                                     60.15
                                                  --------
                                                  1,010.48

Total Return:         1,010.48 - 1,000 = 10.48
                         10.48 / 1,000 = +1.05%

                 -----------------------------------------------

Calendar 1996        % change
                     = value at end of year...............    1,010.48
                     less value at beginning..............    1,000.00
                                                              --------
                                                                 10.48

Change                 10.48
                       -----      =   +1.05%
Beginning Value        1,000

                                                        Item 24.b. Exhibit (16)

                           AVERAGE ANNUAL TOTAL RETURN
                      INCOME FUND-GLOBAL HIGH YIELD SERIES
                    (FORMERLY GLOBAL AGGRESSIVE BOND SERIES)
                                 (WITHOUT CDSC)


B SHARES

Total Return from January 1, 1996, to December 31, 1996. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000 / 10.17 = 98.32842 shares.

Ending value of initial investment at December 31, 1996, NAV price = 98.32842 shares x 10.41 = $1,023.60.

Ending value of shares  received  from  reinvestment  of all  dividends at NAV =
7.98538 shares x 10.41 = $83.13.

Total ending redeemable value:                    1,023.60
                                                     83.13
                                                  --------
                                                  1,106.73

Total Return:      1,106.73 - 1,000 = 106.73
                     106.73 / 1,000 = 10.67%

                 -----------------------------------------------

Calendar 1996      % change
                   = value at end of year...............    1,106.73
                   less value at beginning..............    1,000.00
                                                            --------
                                                              106.73

Change                  106.73
                        ------     =   10.67%
Beginning Value         1,000

                                                        Item 24.b. Exhibit (16)

                           AVERAGE ANNUAL TOTAL RETURN
                          INCOME FUND-HIGH YIELD SERIES
                                 (WITHOUT CDSC)


B SHARES

1.  Average Annual Total Return Since Inception (August 5, 1996) = +4.90%

          1000       (1+T) .408                    =         1,049.03
                     (1+T) .408                    =         1.04903
                    ((1+T) .408)1/.408             =        (1.04903)1/.408
                     (1+T)                         =          .04903
                        T                          =          .0490
                                                              ======

                                                        Item 24.b. Exhibit (16)

                           AVERAGE ANNUAL TOTAL RETURN
                INCOME FUND-EMERGING MARKETS TOTAL RETURN SERIES
                                 (WITHOUT CDSC)


B Shares

1.  Average Annual Total Return Since Inception (May 19, 1997) = +14.39%

          1000       (1+T) .370                    =         1,051.00
                     (1+T) .370                    =         1.05100
                    ((1+T) .370)1/.370             =        (1.0510)1/.370
                     (1+T)                         =         1.1439
                        T                          =          .1439
                                                              ======

                                                        Item 24.b. Exhibit (16)

                           AVERAGE ANNUAL TOTAL RETURN
                   INCOME FUND-GLOBAL ASSET ALLOCATION SERIES
                                 (WITHOUT CDSC)


B Shares

1.  Average Annual Total Return Since Inception (May 19, 1997) = +17.35%

          1000       (1+T) .370                    =         1,061.00
                     (1+T) .370                    =         1.06100
                    ((1+T) .370)1/.370             =        (1.06100)1/.370
                     (1+T)                         =         1.1735
                        T                          =          .1735
                                                              ======

                                                        Item 24.b. Exhibit (16)

                             AGGREGATE TOTAL RETURN


CORPORATE BOND SERIES - CLASS A

For the period of December 31, 1986 to December 31, 1996 (with deduction of sales charge)

         Initial Investment                 =   $1,000.00
         Ending Value Of Investment         =    1,919.72
                                                 --------
         Net Increase In Value              =   $  919.72


Total Return -             net increase     =    919.72
                        ------------------      --------    = 92.0%
                        initial investment  =   1,000.00


U.S. GOVERNMENT SERIES - CLASS A

For the period of December 31, 1986 to December 31, 1996 (with deduction of sales charge)

         Initial Investment                 =   $1,000.00
         Ending Value Of Investment         =    1,984.72
                                                 --------
         Net Increase In Value              =   $  984.72


Total Return -             net increase     =    984.72
                        ------------------      --------    = 98.5%
                        initial investment  =   1,000.00


LIMITED MATURITY BOND SERIES - CLASS A

For the period of January 17, 1995 to December 31, 1996 (with deduction of sales charge)

         Initial Investment                 =   $1,000.00
         Ending Value Of Investment         =    1,098.74
                                                 --------
         Net Increase In Value              =   $   98.74


Total Return -             net increase     =     98.74
                        ------------------      --------    =  9.9%
                        initial investment  =   1,000.00


GLOBAL HIGH YIELD SERIES (FORMERLY GLOBAL AGGRESSIVE BOND SERIES) CLASS A

For the period of June 1, 1995 to December 31, 1996 (with deduction of sales charge)

         Initial Investment                 =   $1,000.00
         Ending Value Of Investment         =    1,140.35
                                                 --------
         Net Increase In Value              =   $  140.35


Total Return -             net increase     =    140.35
                        ------------------      --------    =  14.0%
                        initial investment  =   1,000.00

                                                        Item 24.b. Exhibit (16)


HIGH YIELD SERIES - CLASS A

For the period of May 5, 1996 to December 31, 1996 (with deduction of sales charge)

Total Return from August 5, 1996 (inception), to December 31, 1996. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000 / 15.75 = 63.4921 shares.

Ending value of initial investment at December 31, 1996, NAV price = 63.4921 shares x 15.32 = $972.70.

Ending value of shares  received  from  reinvestment  of all  dividends at NAV =
1.8443 shares x 15.32 = $28.25.

Total ending redeemable value:                      972.70
                                                +    28.25
                                                  --------
                                                  1,000.95

Total Return:       1,000.95 - 1,000 = .95
                         .95 / 1,000 = .001 or .10%

                                                        Item 24.b. Exhibit (16)


EMERGING MARKETS TOTAL RETURN SERIES - CLASS A

For the period of May 19, 1997 to September 30, 1997 (with deduction of sales charge)

Total Return from May 19, 1997 (inception), to September 30, 1997. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000 / 10.50 = 95.2381 shares.

Ending value of initial investment at September 30, 1997, NAV price = 95.2381 shares x 10.54 = $1,003.81.

Ending value of shares received from reinvestment of all dividends at NAV = 0 shares x 0 = 0.

Total ending redeemable value:                    1,003.81
                                                +        0
                                                  --------
                                                  1,003.81

Total Return:       1,003.81 - 1,000 = 3.81
                        3.81 / 1,000 = .00381 or .38%

                                                        Item 24.b. Exhibit (16)


GLOBAL ASSET ALLOCATION SERIES - CLASS A

For the period of May 19, 1997 to September 30, 1997 (with deduction of sales charge)

Total Return from May 19, 1997 (inception), to September 30, 1997. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000 / 10.50 = 95.2381 shares.

Ending value of initial investment at September 30, 1997, NAV price = 95.2381 shares x 10.64 = $1,013.33.

Ending value of shares received from reinvestment of all dividends at NAV = 0 shares x 0 = 0.

Total ending redeemable value:                    1,013.33
                                                +        0
                                                  --------
                                                  1,013.33

Total Return:       1,013.33 - 1,000 = 13.33
                       13.33 / 1,000 = .01333 or 1.33%

                                                        Item 24.b. Exhibit (16)

                             AGGREGATE TOTAL RETURN


CORPORATE BOND SERIES - CLASS B

For the period of October 19, 1993 to December 31, 1996 (with deduction of 3% CDSC charge)

         Initial Investment                 =   $1,000.00
         Ending Value Of Investment         =      990.99
                                                 --------
         Net Increase In Value              =   $   (9.01)

Total Return -             net increase     =    (9.01)
                        ------------------      --------    =   (0.9%)
                        initial investment  =   1,000.00


U.S. GOVERNMENT SERIES - CLASS B

For the period of October 19, 1993 to December 31, 1996 (with deduction of 3% CDSC charge)

         Initial Investment                 =   $1,000.00
         Ending Value Of Investment         =    1,063.97
                                                 --------
         Net Increase In Value              =   $   63.97

Total Return -             net increase     =     63.97
                        ------------------      --------    =   6.4%
                        initial investment  =   1,000.00


LIMITED MATURITY BOND SERIES - CLASS B

For the period of January 17, 1995 to December 31, 1996 (with deduction of 4% CDSC charge)

         Initial Investment                 =   $1,000.00
         Ending Value Of Investment         =    1,093.45
                                                 --------
         Net Increase In Value              =   $   93.45

Total Return -             net increase     =     93.45
                        ------------------      --------    =  9.3%
                        initial investment  =   1,000.00


GLOBAL HIGH YIELD SERIES (FORMERLY GLOBAL AGGRESSIVE BOND SERIES) CLASS B

For the period of June 1, 1995 to December 31, 1996 (with deduction of 4% CDSC charge)

         Initial Investment                 =   $1,000.00
         Ending Value Of Investment         =    1,142.74
                                                 --------
         Net Increase In Value              =   $  142.74

Total Return -             net increase     =    142.74
                        ------------------      --------    =  14.27%
                        initial investment  =   1,000.00

                                                        Item 24.b. Exhibit (16)

                             AGGREGATE TOTAL RETURN


HIGH YIELD SERIES - CLASS B

For the period of August 5, 1996 to December 31, 1996 (with deduction of 5% CDSC charge)

Total Return from August 5, 1996 (inception), to December 31, 1996. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000 / 15.00 = 66.667 shares.

Ending value of initial investment at December 31, 1996, NAV price = 66.667 shares x 15.32 = $1,021.34

Ending value of shares  received  from  reinvestment  of all  dividends at NAV =
1.807 shares x 15.32 = $27.68.

Contingent deferred sales charge = 1,000 x .05 = $50.00.

Total ending redeemable value:       1,021.34
                                        27.68
                                     + (50.00)
                                     ---------
                                       999.02

Total Return:        999.02 - 1,000 = (.98)
                      (.98) / 1,000 = -.10%


HIGH YIELD SERIES - CLASS B

For the period of August 5, 1996 to December 31, 1996 (without deduction of 5% CDSC charge)

Ending value of initial investment at December 31, 1996, NAV price = 66.667 shares x 15.32 = $1,021.34

Ending value of shares  received  from  reinvestment  of all  dividends at NAV =
1.807 shares x 15.32 = $27.68.

Total ending redeemable value:          1,021.34
                                      +    27.68
                                        --------
                                        1,049.02

Total Return:       1,049.02 - 1,000 = 49.02
                       49.02 / 1,000 = .04902 or 4.90%

                                                        Item 24.b. Exhibit (16)

                             AGGREGATE TOTAL RETURN


EMERGING MARKETS TOTAL RETURN SERIES - CLASS B

For the period of May 19, 1997 to September 30, 1997 (with deduction of 5% CDSC charge)

Total Return from May 19, 1997 (inception), to September 30, 1997. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000 / 10.00 = 100.00 shares.

Ending value of initial investment at September 30, 1997, NAV price = 100.000 shares x 10.51 = $1,051.00

Ending value of shares received from reinvestment of all dividends at NAV = 0 shares x 0 = 0.

Contingent deferred sales charge = 1,000 x .05 = $50.00.

Total ending redeemable value:          1,051.00
                                               0
                                      +   (50.00)
                                        --------
                                        1,001.00

Total Return:       1,001.00 - 1,000 = 1.00
                        1.00 / 1,000 = .10%


EMERGING MARKETS TOTAL RETURN SERIES - CLASS B

For the period of May 19, 1997 to September 30, 1997 (without deduction of 5% CDSC charge)

Ending value of initial investment at September 30, 1997, NAV price = 100.00 shares x 10.51 = $1,051.00

Ending value of shares received from reinvestment of all dividends at NAV = 0 shares x 0 = 0.

Total ending redeemable value:          1,051.00
                                      +        0
                                        --------
                                        1,051.00

Total Return:       1,051.00 - 1,000 = 51.00
                       51.00 / 1,000 = .051 or 5.10%

                                                        Item 24.b. Exhibit (16)

                             AGGREGATE TOTAL RETURN


GLOBAL ASSET ALLOCATION SERIES - CLASS B

For the period of May 19, 1997 to September 30, 1997 (with deduction of 5% CDSC charge)

Total Return from May 19, 1997 (inception), to September 30, 1997. Assuming Initial Investment of $1,000 at offering price at the beginning of period $1,000 / 10.00 = 100.00 shares.

Ending value of initial investment at September 30, 1997, NAV price = 100.00 shares x 10.61 = $1,061.00

Ending value of shares received from reinvestment of all dividends at NAV = 0 shares x 0 = 0.

Contingent deferred sales charge = 1,000 x .05 = $50.00.

Total ending redeemable value:          1,061.00
                                               0
                                      +   (50.00)
                                        --------
                                        1,011.00

Total Return:       1,011.00 - 1,000 = 11.00
                       11.00 / 1,000 = 1.10%


GLOBAL ASSET ALLOCATION SERIES - CLASS B

For the period of May 19, 1997 to September 30, 1997 (without deduction of 5% CDSC charge)

Ending value of initial investment at September 30, 1997, NAV price = 100.00 shares x 10.61 = $1,061.00

Ending value of shares received from reinvestment of all dividends at NAV = 0 shares x 0 = 0.

Total ending redeemable value:          1,061.00
                                      +        0
                                        --------
                                        1,061.00

Total Return:       1,061.00 - 1,000 = 61.00
                       61.00 / 1,000 = .061 or 6.10%

                                                        Item 24.b. Exhibit (16)

                                  TOTAL RETURN


CORPORATE BOND SERIES (Class A Shares) Quotation of Total Return for the Period of December 31, 1985, through December 31, 1996 (without deduction of the sales charge).

                         Initial Investment = $1,000.00

          ENDING   BEGINNING   INCREASE   INCREASE   BEGINNING      %
          VALUE      VALUE     IN VALUE   IN VALUE     VALUE     INCREASE
          ------   ---------   --------   --------   ---------   --------
Year 1    1,040  -   1,000   =     40         40   /   1,000   =   4.0%
Year 2    1,107  -   1,040   =     67         67   /   1,040   =   6.4%
Year 3    1,217  -   1,107   =    110        110   /   1,107   =   9.9%
Year 4    1,297  -   1,217   =     80         80   /   1,217   =   6.6%
Year 5    1,507  -   1,297   =    210        210   /   1,297   =  16.2%
Year 6    1,641  -   1,507   =    134        134   /   1,507   =   8.9%
Year 7    1,867  -   1,641   =    226        226   /   1,641   =  13.8%
Year 8    1,713  -   1,867   =   (154)      (154)  /   1,867   =  (8.2%)
Year 9    2,025      1,713   =    312        312   /   1,713   =  18.2%
Year 10   2,014      2,025   =    (11)       (11)  /   2,025   =  (0.5%)


         Initial Investment                 =   $1,000.00
         Ending Value Of Investment         =    2,014.00
                                                 --------
         Net Increase In Value              =   $1,014.00


Total Return -             net increase     =   1,014.00
                        ------------------      --------     =  101.4%
                        initial investment  =   1,000.00

                                                        Item 24.b. Exhibit (16)

                                  TOTAL RETURN


U.S. GOVERNMENT SERIES (Class A Shares) Quotation of Total Return for the Period of December 31, 1986, through December 31, 1996 (without deduction of the sales charge).

                         Initial Investment = $1,000.00

          ENDING   BEGINNING   INCREASE   INCREASE   BEGINNING      %
          VALUE      VALUE     IN VALUE   IN VALUE     VALUE     INCREASE
          ------   ---------   --------   --------   ---------   --------
Year 1    1,039  -   1,000   =     39         39   /   1,000   =   3.9%
Year 2    1,104  -   1,039   =     65         65   /   1,039   =   6.2%
Year 3    1,234  -   1,104   =    130        130   /   1,104   =  11.8%
Year 4    1,355  -   1,234   =    121        121   /   1,234   =   9.8%
Year 5    1,542  -   1,355   =    187        187   /   1,355   =  13.8%
Year 6    1,619  -   1,542   =     77         77   /   1,542   =   5.0%
Year 7    1,809  -   1,619   =    190        190   /   1,619   =  11.8%
Year 8    1,691  -   1,809   =   (118)      (118)  /   1,809   =  (6.5%)
Year 9    2,060      1,691   =    369        369   /   1,691   =  21.8%
Year 10   2,086      2,060   =     26         26   /   2,060   =   1.3%


         Initial Investment                 =   $1,000.00
         Ending Value Of Investment         =    2,086.00
                                                 --------
         Net Increase In Value              =   $1,086.00


Total Return -             net increase     =   1,086.00
                        ------------------      --------     =  108.6%
                        initial investment  =   1,000.00

                                                        Item 24.b. Exhibit (16)

                                  TOTAL RETURN


LIMITED MATURITY BOND SERIES (Class A Shares) Quotation of Total Return for the Period of January 17, 1995 (date of inception) through December 31, 1996 (without deduction of the sales charge).

                         Initial Investment = $1,000.00

          ENDING   BEGINNING   INCREASE   INCREASE   BEGINNING      %
          VALUE      VALUE     IN VALUE   IN VALUE     VALUE     INCREASE
          ------   ---------   --------   --------   ---------   --------
Year 1    1,130  -   1,000   =    130        130   /   1,000   =  13.0%
Year 2    1,154  -   1,130   =     24         24   /   1,130   =   2.1%


         Initial Investment                 =   $1,000.00
         Ending Value Of Investment         =    1,154.00
                                                 --------
         Net Increase In Value              =   $  154.00


Total Return -             net increase     =     154
                        ------------------      --------     =  15.4%
                        initial investment  =   1,000.00

                                                        Item 24.b. Exhibit (16)

                                  TOTAL RETURN


GLOBAL HIGH YIELD SERIES (FORMERLY GLOBAL AGGRESSIVE BOND SERIES) (Class A Shares) Quotation of Total Return for the Period of June 1, 1995, (date of inception) through December 31, 1996 (without deduction of the sales charge).

                         Initial Investment = $1,000.00

         ENDING   BEGINNING   INCREASE   INCREASE   BEGINNING      %
         VALUE      VALUE     IN VALUE   IN VALUE     VALUE     INCREASE
         ------   ---------   --------   --------   ---------   --------
Year 1   1,073  -   1,000   =     73        73    /  1,000    =   7.3%
Year 2   1,197  -   1,073   =    124       124    /  1,073    =  11.6%


         Initial Investment                 =   $1,000.00
         Ending Value Of Investment         =    1,197.00
                                                 --------
         Net Increase In Value              =   $  197.00


Total Return -             net increase     =      197
                        ------------------      --------     =  19.7%
                        initial investment  =   1,000.00

                                                        Item 24.b. Exhibit (16)

                                  TOTAL RETURN


CORPORATE BOND SERIES (Class B Shares) Quotation of Total Return for the Period of October 19, 1993, (date of inception) through December 31, 1996 (without deduction of the CDSC charge).

                         Initial Investment = $1,000.00

         ENDING   BEGINNING   INCREASE   INCREASE   BEGINNING      %
         VALUE      VALUE     IN VALUE   IN VALUE     VALUE     INCREASE
         ------   ---------   --------   --------   ---------   --------
Year 1      970 -   1,000   =   (30)       (30)   /   1,000   =  (3.0%)
Year 2      883 -     970   =   (87)       (87)   /     970   =  (9.0%)
Year 3    1,035 -     883   =   152        152    /     883   =  17.2%
Year 4    1,020 -   1,035   =   (15)       (15)   /   1,035   =  (1.5%)


         Initial Investment                 =   $1,000.00
         Ending Value Of Investment         =    1,020.00
                                                 --------
         Net Increase In Value              =   $   20.00

Total Return -             net increase     =      20
                        ------------------      --------     =   2.0%
                        initial investment  =   1,000.00

                                                        Item 24.b. Exhibit (16)

                                  TOTAL RETURN


U.S. GOVERNMENT SERIES (Class B Shares) Quotation of Total Return for the Period of October 19, 1993, (date of inception) through December 31, 1996 (without deduction of the CDSC charge).

                         Initial Investment = $1,000.00

         ENDING   BEGINNING   INCREASE   INCREASE   BEGINNING      %
         VALUE      VALUE     IN VALUE   IN VALUE     VALUE     INCREASE
         ------   ---------   --------   --------   ---------   --------
Year 1      977 -   1,000   =   (23)       (23)   /   1,000   =  (2.3%)
Year 2      904 -     977   =   (73)       (73)   /     977   =  (7.5%)
Year 3    1,094 -     904   =   190        190    /     904   =  21.0%
Year 4    1,094 -   1,094   =     0          0    /   1,094   =   0.0%


         Initial Investment                 =   $1,000.00
         Ending Value Of Investment         =    1,094.00
                                                 --------
         Net Increase In Value              =   $   94.00

Total Return -             net increase     =      94
                        ------------------      --------     =   9.4%
                        initial investment  =   1,000.00

                                                        Item 24.b. Exhibit (16)

                                  TOTAL RETURN


LIMITED MATURITY BOND SERIES (Class B Shares) Quotation of Total Return for the Period of October 19, 1993, (date of inception) through December 31, 1996 (without deduction of the CDSC charge).

                         Initial Investment = $1,000.00

         ENDING   BEGINNING   INCREASE   INCREASE   BEGINNING      %
         VALUE      VALUE     IN VALUE   IN VALUE     VALUE     INCREASE
         ------   ---------   --------   --------   ---------   --------
Year 1    1,122 -   1,000   =   122        122    /   1,000   =  12.2%
Year 2    1,133 -   1,122   =    11         11    /   1,122   =   1.1%


         Initial Investment                 =   $1,000.00
         Ending Value Of Investment         =    1,133.00
                                                 --------
         Net Increase In Value              =   $  133.00

Total Return -             net increase     =     133
                        ------------------      --------     =  13.3%
                        initial investment  =   1,000.00

                                                        Item 24.b. Exhibit (16)

                                  TOTAL RETURN


GLOBAL HIGH YIELD SERIES (FORMERLY GLOBAL AGGRESSIVE BOND SERIES) (Class B Shares) Quotation of Total Return for the Period of October 19, 1993, (date of inception) through December 31, 1996 (without deduction of the CDSC charge).

                         Initial Investment = $1,000.00

         ENDING   BEGINNING   INCREASE   INCREASE   BEGINNING      %
         VALUE      VALUE     IN VALUE   IN VALUE     VALUE     INCREASE
         ------   ---------   --------   --------   ---------   --------
Year 1    1,069 -   1,000   =    69         69    /   1,000   =   6.9%
Year 2    1,183 -   1,069   =   114        114    /   1,069   =  10.7%


         Initial Investment                 =   $1,000.00
         Ending Value Of Investment         =    1,183.00
                                                 --------
         Net Increase In Value              =   $  183.00

Total Return -             net increase     =     183
                        ------------------      --------     =  18.3%
                        initial investment  =   1,000.00